Item 77Q1(d)

Combined Amended and Restated Rule 18f-3 Multi-Class Plan, including Exhibits A and B (amended as of February 15, 2017. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on February 28, 2017 (Accession Number 0001193125-17-062639).